CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Statement Of Financial Position [Abstract]
Allowances for doubtful accounts (in dollars)	$ 6,631	$ 15,982
Ordinary share, par value (in dollars per share)	$ 0.00375	$ 0.00375
Ordinary share, authorized shares	250,000,000	250,000,000
Ordinary share, shares issued	41,123,000	40,907,000
Ordinary share, shares outstanding	36,114,000	35,898,000
Treasury shares	5,009,000	5,009,000